Common Shares	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Common Shares
As of December 31, 2019 the Company had:

•	Approximately 72.5 million common shares outstanding, the $0.01 par value of which is recorded as common stock of $0.8 million.

•	Paid-in capital of $1.7 billion which substantially represents the excess net proceeds from common stock issuances over the par value as well as the amount of cumulative restricted stock amortization.

•	Treasury stock of $56.7 million representing the cost at which the Company repurchased approximately 8.6 million shares
Share Repurchase Program
In January 2019, the Company’s Board of Directors authorized a new share repurchase program to purchase up to an aggregate of $50.0 million of its common shares. This new share repurchase program replaced the Company’s previous share repurchase program that was authorized in October 2018 and that was terminated in conjunction with the authorization of the new share repurchase program. The specific timing and amounts of the repurchases were in the sole discretion of management and subject to variation based on market conditions and other factors. The Company is not obligated under the terms of the program to repurchase any of its common shares. The authorization had no expiration date. As of December 31, 2019, the entire $50.0 million remained available under the program.

Dividend
During 2019 and 2018, the Company’s Board of Directors declared and paid quarterly cash dividends totaling $0.08 per share, or $5.7 million and $6.0 million, respectively.

During 2019, the Company’s Board of Directors declared a one-time special stock dividend to the shareholders of the Company of an aggregate of approximately one million shares of common stock of Scorpio Tankers Inc. (NYSE:STNG), a related party. For each common share that a shareholder held in the Company on November 15, 2019, that shareholder received 0.0138 shares of common stock of Scorpio Tankers Inc. Following the payment of the special dividend, the Company continues to own approximately 4.4 million common shares of Scorpio Tankers Inc.

Other
In June 2018, upon receiving shareholder approval, the Company further amended its Amended and Restated Articles of Incorporation to increase the Company’s total number of authorized shares to 262,500,000, consisting of 212,500,000 common shares and 50,000,000 preferred shares.
In connection with an agreement to purchase three Ultramax vessels, on November 5, 2017, the Company issued warrants to purchase approximately 1.6 million common shares at an exercise price of $8.10 per share to an unaffiliated third party as part of the total consideration paid. The warrants were exercised in the first quarter of 2018.
In connection with an agreement to purchase one Ultramax vessel, on December 4, 2017, the Company issued approximately 0.9 million common shares to an unaffiliated third party. The shares were issued to the seller of the vessel upon delivery of such vessel on December 29, 2017.
During 2017, the Company issued a total of 12,946 shares, with a fair value of $0.1 million to SSH pursuant to the Administrative Services Agreement relating to our then existing Newbuilding Program.